                                                                 EXHIBIT 10.36

                                RESTRICTED STOCK PLAN


1.     PURPOSE

       The purpose of this Restricted Stock Plan (the "Plan") is to enhance the ability of Transcendent Design Technology, Inc. (the "Company") to attract and retain competent personnel by providing participating officers and other key employees long-term incentive for their performance and efforts through the issuance of shares of stock of the Company (the "Restricted Stock").

2.     SHARES SUBJECT TO THE PLAN

       Subject to the adjustments as provided in Section 6(e), the Restricted Stock to be issued under the Plan shall be shares of the Company's authorized but unissued Common Stock and Non-Voting Common Stock. The aggregate amount of Common Stock to be issued under the Plan shall not exceed 4,000,000 shares, and the aggregate amount of Non-Voting Common Stock to be issued under the Plan shall not exceed 4,000,000 shares, subject to adjustment as set forth in Section 6(e). If any Restricted Stock issued under the Plan is reacquired by the Company under the terms hereof, such Restricted Stock shall again be available for issuance under the Plan.

3.     PARTICIPATION

       Officers and other key employees of the Company or of any subsidiary shall be eligible for selection to participate in the Plan upon approval by the Committee (as defined below); provided, however, that members of the Committee shall not, while members of the Committee, be eligible to purchase Restricted Stock under the Plan (this limitation shall not apply if the Board rather than a Committee administers the Plan). An individual who has been issued Restricted Stock (a "Participant") may, if otherwise eligible, be issued additional Restricted Stock if the Committee shall so determine.

4.     RESTRICTED STOCK

       (a) PURCHASE PRICE. The purchase price of the Restricted Stock shall be determined by the Committee. The purchase price of the Restricted Stock shall be paid in full in cash or by check.

       (b) VESTING. Shares of Restricted Stock issued to a Participant shall become vested and nonforfeitable after the Participant has remained in the continuous employ of the Company for such periods of time as shall be determined by the Committee.

       (c) NONTRANSFERABILITY. Restricted Stock issued under the Plan shall, by its terms, be nontransferable by the Participant until it has become vested. Any attempted transfer of Restricted Stock prior to vesting shall be void and shall not be given any effect by the Company. All certificates representing shares of Restricted Stock shall bear a legend containing the restrictions on transfer required under the Plan and any agreement to issue Restricted Stock.

       (d) TERMINATION OF EMPLOYMENT. If a Participant's employment with the Company terminates for any reason, the Company shall have the option to repurchase the Restricted Stock as is not then vested at the price at which it was issued.

5.     ADMINISTRATION

       The Plan shall be administered by a Committee (the "Committee"). The Committee shall consist of not less than one member of the Board of Directors ("Board") of the Company designated by the Board. Subject to the express provisions of the Plan, the Committee shall have the authority to construe and interpret the Plan and to define the terms used herein, to prescribe, amend and rescind rules relating to administration of the Plan and to make all other determinations necessary or advisable for administration of the Plan. Subject to the express provisions of the Plan, the Committee shall determine from the eligible participants the individuals who shall be entitled to purchase Restricted Stock, the restrictions thereon and the terms and provisions of any agreement to issue Restricted Stock (which need not be identical). No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. The determinations of the Committee shall be conclusive and binding on all parties. If the Board does not appoint a Committee, the Board shall administer the Plan and shall have all the powers and duties granted to the Committee.

6.     MISCELLANEOUS

       (a) NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Plan or in any issue of Restricted Stock pursuant to the Plan shall confer any right with respect to continuance of employment by the Company or interfere in any way with the right of the Company to terminate a Participant's employment at any time for any reason whatsoever, with or without cause.

       (b) AMENDMENT AND TERMINATION. The Board may at any time suspend, amend or terminate the Plan and may, with the consent of the persons holding Restricted Stock, make such modifications of the terms and conditions of such Restricted Stock as it shall deem advisable. The suspension, amendment or termination of the Plan shall not, without the consent of the holder of the affected Restricted Stock, alter or impair any rights or obligations under any Restricted Stock theretofore issued under the Plan.

       In addition to Board approval of an amendment, if the amendment would materially increase the benefits accruing to Participants, materially increase the number of securities issuable under the Plan, or materially modify the requirements for eligibility, then such amendment shall be approved by the holders of a majority of the Company's outstanding capital stock entitled to vote.

       (c) EFFECTIVE DATE. The Plan shall become effective upon the date of its adoption by the Board and the shareholders of the Company.

       (d) WITHHOLDING. The Company shall have the right to deduct from payments of any kind otherwise due Participant any sums that federal, state or local tax law requires to be withheld with respect to the issuance or vesting of Restricted Stock, or as otherwise may be required by such laws. The Company may require as a condition to issuing shares of Restricted Stock that the Participant pay any sums that federal, state or local tax law requires to be withheld with respect to the issuance or vesting of Restricted Stock.

       (e) RECLASSIFICATION, REORGANIZATION, MERGER, ETC. In the event of a reclassification of the outstanding shares of Common Stock of the Company or a reorganization, recapitalization, reclassification, stock split, stock dividend, combination of shares, merger, consolidation or any change in the capital structure of the Company, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares of Restricted Stock issued or issuable under the Plan and the price therefor. Adjustments under this Section 6(e) shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive, subject to any additional terms of an agreement with respect to the issuance of Restricted Stock.

       (f) SECURITIES LAW COMPLIANCE. Upon the Company's agreement to issue Restricted Stock at a time when there is not in effect under the Securities Act of 1933 a registration statement relating to the Restricted Stock, a Participant shall represent and warrant in writing to the Company that the shares are being acquired for investment for the Participant's account only and not with a view to the distribution thereof. No shares shall be issued unless and until there shall have been full compliance with any applicable requirements of the Securities and Exchange Commission, the California Department of Corporations or other regulatory agencies having jurisdiction and any exchanges upon which Common Stock may be listed.

       (g) TERMINATION. Unless previously terminated by the Board, the Plan shall terminate at the close of business on December 31, 2007, and no Restricted Stock shall be issued under the Plan thereafter, but such termination shall not affect any Restricted Stock theretofore issued.

                         RESTRICTED STOCK PURCHASE AGREEMENT


          This RESTRICTED STOCK PURCHASE AGREEMENT is made and entered into this ____ day of _________, 1998, by and between Transcendent Design Technology, Inc., a Delaware corporation (the "Company"), and
__________________, an employee of the Company ("Employee").

                                       RECITALS

          A. The Company desires to sell and issue to Employee, and Employee desires to purchase and acquire from the Company, shares of the Company's Common Stock (the "Common Stock").

          B. The Company further desires to provide for certain restrictions on transfer and for the purchase by the Company of the Common Stock owned by Employee in certain circumstances.

                                      AGREEMENT

          Accordingly, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

          1.   SHARE PURCHASE

          The Company hereby sells to Employee, and Employee hereby purchases from the Company, _________ shares of the Company's Common Stock (the "Shares") at a purchase price of $________ per share. The Company acknowledges receipt of the purchase price by check made payable to the order of the Company, and agrees to issue certificates in the name of Employee for the Shares purchased.

          2.   SECURITIES LAW COMPLIANCE

          In connection with the purchase of the Shares, Employee covenants, represents and acknowledges the following:

               (a) Employee is aware of the Company's business and financial condition and has acquired and has been afforded access to sufficient information about the Company and its prospects to reach an informed and knowledgeable decision to acquire the Shares and to evaluate the merits and risks of an investment in the Shares.

               (b)  Employee is purchasing the Shares for investment for

Employee's own account and not with a view to or for sale in connection with any distribution thereof. Employee understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), by reason of Rule 701 under the 1933 Act for stock issuances under compensatory benefit plans, and have not been qualified under the California Corporate Securities Law of 1968 by reason of Section 25102(f) of the California Corporations Code. Employee acknowledges receipt of a copy of the Company's Restricted Stock Plan, pursuant to which the Shares have been issued by the Company.

               (c) Employee has had sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to that purchase. Employee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding the Shares for an indefinite period.

               (d) Employee understands that the Shares must be held indefinitely unless they are subsequently registered under the 1933 Act or an exemption from such registration is available. Moreover, Employee understands that certificate(s) evidencing the Shares will be imprinted with a legend, which prohibits the transfer of the Shares unless they are registered or such transfer is exempt from registration.

               (e) Employee understands that the Shares constitute "restricted securities" within the meaning of Rule 144 under the 1933 Act, and that after satisfaction of the requisite holding period, and assuming a market for the Shares then exists, any sale of the Shares which might be made by Employee in reliance upon Rule 144 may be made only in limited amounts in accordance with the terms and conditions of that Rule and that Employee may not be able to sell the Shares at the time or in the amount he so desires.

               (f) Employee hereby agrees that Employee shall make no disposition of the Shares unless and until Employee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition does not require registration of the Shares under the 1933 Act, or that all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

          3.   VESTING AND TRANSFER RESTRICTIONS

               3.1 GENERAL RESTRICTION. Employee shall not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of the Shares, or any right or interest therein, without the prior written consent of the Company or except as otherwise provided in this Agreement.

               3.2 REPURCHASE OPTION. All of the Shares purchased by Employee pursuant to this Agreement are initially subject to the Repurchase Option (as defined below) and are therefore "Unvested Shares". Shares which become free of the Repurchase Option are referred to as "Vested Shares". On the first day of the first calendar month following Employee's first six full calendar months of employment with the Company, a number of Shares equal to 2% of the Shares shall become Vested Shares and on the first day of each month thereafter a number of Unvested Shares equal to 2% of the Shares shall become Vested Shares. In addition, any Unvested Shares for which the Repurchase Option has become exercisable but has not been exercised within the requisite time period shall become Vested Shares after the lapse of the Repurchase Option. The Board of Directors shall have the right at its sole discretion to accelerate vesting of the Shares. Without limiting the generality of the foregoing sentence, all Unvested Shares shall become Vested Shares on the consummation of the acquisition of the Company through a merger, sale of all or substantially all the Company's assets, or sale of all or substantially all the Company's outstanding capital stock.

               If Employee's employment with the Company terminates for any reason (including without limitation Employee's death, incapacity, resignation or termination by the Company with or without cause), then the Company shall have the option (the "Repurchase Option"), exercisable at any time within 90 days following termination of Employee's employment with the Company, to purchase from Employee or the legal representative of the deceased Employee all or any portion of Employee's Unvested Shares at the price per share paid by Employee under Section 1 hereof. To exercise its Repurchase Option, the Company shall give written notice to Employee or such legal representative of its exercise and shall pay the purchase price for the Unvested Shares within 30 days after giving such notice.

               Employee or such legal representative shall deliver the certificate(s) representing any Shares to be sold to the Company under this
Section 3.2, duly endorsed in blank or accompanied by duly executed stock powers, against receipt of the purchase price for such Shares, on the date and at the time selected by the Company, at the principal office of the Company.

               3.3 PERMITTED TRANSFERS. A transfer of Vested Shares or Unvested Shares may be made by Employee INTER VIVOS or by will or according to the laws of descent and distribution, to Employee's spouse or issue, or to a trust for Employee's or their benefit, provided that the Shares shall be and remain subject to all of the provisions and restrictions of this Agreement, including without limitation Section 3.2, and all references herein to Employee shall include such transferee(s). As a condition to the transfer of the Shares on the Company's books, such transferee shall execute and deliver to the Company a writing, in form and substance satisfactory to the Company, obligating himself/herself to comply with this Agreement.

               3.4 MARKET STAND-OFF. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company's initial public offering, Employee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of the Company or its underwriters, provided that the officers and directors of the Company are also subject to similar arrangements. Such limitation shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters, provided that in no event shall such period exceed 180 days. The limitation of this Section 3.4 shall remain in effect for the two-year period immediately following the effective date of the Company's initial public offering and shall thereafter terminate and cease to have any force or effect. In order to enforce the limitations of this Section 3.4, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

               3.5 SALES SUBJECT TO RIGHT OF FIRST REFUSAL. In the event Employee at any time or from time to time desires to sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of the Vested Shares or any interest therein, Employee may do so, provided that Employee first has offered such Shares or interest therein to the Company as follows:

                    (a) Employee shall deliver to the Secretary of the Company a written notice (the "Sales Notice") specifying the name and address of the proposed purchaser, the number of the Shares to be sold and the terms and conditions of the proposed sale. The Company shall have the right to purchase, at the price and on the terms and conditions set forth in the Sales Notice, all, but not less than all, of the Shares specified in the Sales Notice, by giving written notice thereof and the number of Shares as to which such right is exercised to Employee within 45 days after the delivery of the Sales Notice.

                    (b) In the event all of the Shares specified in the Sales Notice are not purchased by the Company under this Section 3.5, such Shares may be sold to the person named in the Sales Notice for any consideration not less in value than that specified in said notice and at any time within 90 days of the delivery of the Sales Notice. Such Shares shall be and remain subject to all of the provisions and restrictions of this Agreement, and all references herein to Employee shall include such person. As a condition to the transfer of such Shares on the Company's books, such person shall execute and deliver to the Company a writing obligating himself/herself to comply with this Agreement. In the event the Shares are not so transferred within such 90-day period, the prior rights of the Company again shall become operative in accordance with the terms hereof.

                    (c) Any purchase and sale under this Section 3.5 shall occur on the date and at the time selected by the Company, within 75 days after the delivery to the Company of the Sales Notice, at the principal office of the Company. At such time, Employee shall deliver to the Company certificates representing the Shares to be purchased and sold, duly endorsed in blank or accompanied by duly executed stock powers, and in proper form and order for transfer, against receipt of the purchase price, payable by the Company's check.

                    (d)  The right of first refusal provided for in this
Section 3.5 shall lapse and cease to have effect on the closing of a bona-fide, firm-commitment underwritten public offering of the Company's Common Stock pursuant to a registration statement declared effective under the Securities Act of 1933 resulting in aggregate proceeds to the Company of at least $10,000,000 at a public offering price of more than $5.00 per share, adjusted to reflect any stock dividend, stock split or other recapitalization of the Company effected after the date of this Agreement. The right of first refusal shall also lapse and cease to have effect on the closing of a merger of the Company with another entity that is publicly traded on NASDAQ or a national securities exchange, where the Company is not the surviving entity.

               3.6 RESTRICTIVE LEGEND. Each certificate representing Shares shall bear the following restrictive legend:

               The securities represented by this certificate are subject to restrictions on transfer and to repurchase by the corporation pursuant to the provisions of a Restricted Stock Purchase Agreement between the corporation and the registered holder of the securities. Among other things, such Agreement grants certain repurchase rights to the corporation in the event the registered holder terminates his/her employment with the corporation. A copy of such agreement is on file at the principal office of the corporation.

          4.   MISCELLANEOUS

               4.1 WITHHOLDING. Employee acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to Employee any sums that federal, state or local tax law require by law to be withheld with respect to the issuance or vesting of Restricted Stock, or as otherwise may be required by such laws.

               4.2  SECTION 83(b) ELECTION.  Employee understands that under
Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the differ-ence between the purchase price paid for the Shares and their fair market value on the date any forfeiture restrictions applicable to such Shares lapse will be reportable as ordinary income at that time. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Shares pursuant to the Repurchase Option provided in Section
3.2. Employee understands that Employee may elect to be taxed at the time the Shares are acquired hereunder, rather than when and as such Shares cease to be subject to such forfeiture restrictions, by filing an election under
Section 83(b) of the Code with the Internal Revenue Service within 30 days after purchase of the Shares. Even if the fair market value of the Shares at the date of purchase equals the purchase price paid (and thus no tax is payable), the election must be made to avoid potential adverse tax consequences in the future. Employee understands that failure to make this filing within the 30 day period will result in the recognition of ordinary income by Employee as the forfeiture restrictions lapse. EMPLOYEE ACKNOWLEDGES THAT IT IS EMPLOYEE'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF EMPLOYEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON EMPLOYEE'S BEHALF.

               4.3 DEPOSIT OF CERTIFICATES. Employee hereby acknowledges receipt and delivery of the certificate(s) evidencing the Shares and acknowledges that Employee has purchased the Shares and is the owner thereof. Pursuant to Sections 8313 and 8314 of the California Commercial Code, Employee hereby designates the Company as the entity to acquire and retain possession of such certificate(s) on Employee's behalf. The Company will retain such certificate(s) on behalf of Employee for so long as the Shares evidenced thereby are subject to this Agreement. In the event of a transfer pursuant to the terms of this Agreement, the Shares so transferred shall be and remain subject to this Section 4.3, and all references herein to Employee shall include such transferee.

               Simultaneously with the execution and delivery of this Agreement, Employee has executed and delivered to the Company stock power(s) executed in blank for the Shares, and hereby authorizes the Secretary of the Company, pursuant to Section 8206 of the California Commercial Code, to complete such stock power(s) for the purpose of effecting any transfer consistent with the terms and conditions of this Agreement.

               4.4 AUTOMATIC CANCELLATION. If the Company shall tender, at the time and place and in the amount provided in this Agreement, the purchase price for the Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time Employee shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such purchase price in accordance with the applicable provisions hereof or thereof), and the Company (or its assigns) shall be deemed the owner and holder of such Shares, whether or not the certificates therefor have been delivered as required by this Agreement.

               4.5 FURTHER ACTION. Employee hereby agrees to take whatever additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Employee or the Shares pursuant to this Agreement.

               4.6 RECLASSIFICATION, REORGANIZATION, MERGER, ETC. In the event of a reclassification of the Shares, or a reorganization, recapitalization, stock-split, stock dividend, combination of shares, merger, consolidation or any change in the capital structure of the Company, all securities obtained as a result thereof by Employee in addition to, in exchange for or with respect to the Shares also shall be subject to this Agreement (and shall be considered "Shares" for purposes of this Agreement), and the purchase price therefor under the Repurchase Option in Section 3.2 shall be adjusted as appropriate. Employee shall cause any certificate(s) representing such securities, if not otherwise in the possession of the Company, to be deposited with the Company pursuant to Section 4.3.

               4.7 NOTICES. Any notice or communication required or permitted by this Agreement shall be deemed sufficiently given if in writing and when delivered personally or 72 hours after deposit with the United States Postal Service, registered or certified mail, postage prepaid, and addressed as follows:

               If to the Company:

               Transcendent Design Technology, Inc.
               1385 Del Norte Road
               Camarillo, California 93010

               If to Employee:

               -----------------------------

               -----------------------------

               -----------------------------

or to such other address as a party to whom notice is to be given has furnished to the other party in the manner provided above.

               4.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single agreement.

               4.9 AMENDMENT AND WAIVER. This Agreement may be amended, modified or supplemented only by a writing executed by each of the parties. Any party may in writing waive any provision of this Agreement to the extent such provision is for the benefit of the waiving party. The failure of the Company (or its assigns) in any instance to exercise the options granted under Sections 3.2 or 3.5 shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Employee. No waiver by any party of a breach of any provision of this Agreement shall be construed as a waiver of any subsequent or different breach, and no forbearance by a party to seek a remedy for noncompliance or breach by another party shall be construed as a waiver of any right or remedy with respect to such noncompliance or breach.

               4.10 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

               4.11 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and representations and discussions, whether verbal or written, of the parties pertaining to that subject matter and the acquisition of stock of the Company. There are no provisions, terms, conditions or obligations of the parties pertaining to that subject matter other than as contained in this Agreement.

               4.12 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Employee and Employee's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement or shall have agreed in writing to be bound by the terms and conditions hereof.

               4.13 GOVERNING LAW. The validity, construction and performance of this Agreement shall be governed by the laws, without regard to the laws as to choice or conflict of laws, of the State of California.

               4.14 ASSIGNMENT. The Company may assign its Repurchase Option to any person or entity selected by the Company's Board of Directors, including (without limitation) one or more shareholders of the Company. If the assignee of the Repurchase Option is other than a parent or subsidiary corporation of the Company, then such assignee must make a cash payment to the Company, upon the assignment of the Repurchase Option, in an amount equal to the excess (if any) of the fair market value of the Unvested Shares at the time subject to the Repurchase Option and the aggregate purchase price payable for such Unvested Shares.

               4.15 NO RIGHT TO CONTINUED EMPLOYMENT. THIS AGREEMENT AND THE PURCHASE OF THE SHARES SHALL NOT CONFER UPON EMPLOYEE ANY RIGHT WITH RESPECT TO CONTINUANCE OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE RIGHT OF THE COMPANY TO TERMINATE EMPLOYEE'S EMPLOYMENT AT ANY TIME FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

               4.16 SHAREHOLDER RIGHTS. Except as provided in Sections 3 and 4.4, Employee shall have all the rights of a shareholder with respect to the Shares, whether or not Employee's interest in the Shares is at the time vested. Accordingly, Employee shall have the right to vote the Shares and to receive any cash dividends or other distributions paid or made with respect to the Shares.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                         TRANSCENDENT DESIGN TECHNOLOGY, INC.

                         By
                            ---------------------------------------

                         EMPLOYEE

                         ------------------------------------------

                                  CONSENT OF SPOUSE


     The undersigned has read the Restricted Stock Purchase Agreement dated ___________, 1998, between Transcendent Design Technology, Inc., a Delaware corporation (the "Company"), and ____________________, and is aware of, understands, consents and agrees to its terms and conditions, including his/her spouse's obligation to transfer, assign and deliver to the Company all of the shares of stock of the Company standing in the name of such spouse, including the community property or other interest of the undersigned therein, if any. The execution and delivery of this Consent, however, shall not be deemed to evidence or imply the existence of any such community property or other interest where none would otherwise exist.



                            ---------------------------------------

                         RESTRICTED STOCK PURCHASE AGREEMENT


          This RESTRICTED STOCK PURCHASE AGREEMENT is made and entered into this ____ day of _________, 1998, by and between Transcendent Design Technology, Inc., a Delaware corporation (the "Company"), and
__________________, an employee of the Company ("Employee").

                                       RECITALS

          A. The Company desires to sell and issue to Employee, and Employee desires to purchase and acquire from the Company, shares of the Company's Non-Voting Common Stock (the "Non-Voting Common Stock").

          B. The Company further desires to provide for certain restrictions on transfer and for the purchase by the Company of the Non-Voting Common Stock owned by Employee in certain circumstances.

                                      AGREEMENT

          Accordingly, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

          1.   SHARE PURCHASE

          The Company hereby sells to Employee, and Employee hereby purchases from the Company, _________ shares of the Company's Non-Voting Common Stock (the "Shares") at a purchase price of $________ per share. The Company acknowledges receipt of the purchase price by check made payable to the order of the Company, and agrees to issue certificates in the name of Employee for the Shares purchased.

          2.   SECURITIES LAW COMPLIANCE

          In connection with the purchase of the Shares, Employee covenants, represents and acknowledges the following:

               (a) Employee is aware of the Company's business and financial condition and has acquired and has been afforded access to sufficient information about the Company and its prospects to reach an informed and knowledgeable decision to acquire the Shares and to evaluate the merits and risks of an investment in the Shares.

               (b) Employee is purchasing the Shares for investment for Employee's own account and not with a view to or for sale in connection with any distribution thereof. Employee understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), by reason of Rule 701 under the 1933 Act for stock issuances under compensatory benefit plans, and have not been qualified under the California Corporate Securities Law of 1968 by reason of Section 25102(f) of the California Corporations Code. Employee acknowledges receipt of a copy of the Company's Restricted Stock Plan, pursuant to which the Shares have been issued by the Company.

               (c) Employee has had sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to that purchase. Employee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding the Shares for an indefinite period.

               (d) Employee understands that the Shares must be held indefinitely unless they are subsequently registered under the 1933 Act or an exemption from such registration is available. Moreover, Employee understands that certificate(s) evidencing the Shares will be imprinted with a legend, which prohibits the transfer of the Shares unless they are registered or such transfer is exempt from registration.

               (e) Employee understands that the Shares constitute "restricted securities" within the meaning of Rule 144 under the 1933 Act, and that after satisfaction of the requisite holding period, and assuming a market for the Shares then exists, any sale of the Shares which might be made by Employee in reliance upon Rule 144 may be made only in limited amounts in accordance with the terms and conditions of that Rule and that Employee may not be able to sell the Shares at the time or in the amount he so desires.

               (f) Employee hereby agrees that Employee shall make no disposition of the Shares unless and until Employee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition does not require registration of the Shares under the 1933 Act, or that all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

          3.   VESTING AND TRANSFER RESTRICTIONS

               3.1 GENERAL RESTRICTION. Employee shall not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of the Shares, or any right or interest therein, without the prior written consent of the Company or except as otherwise provided in this Agreement.

               3.2  REPURCHASE OPTION.  All of the Shares purchased by

Employee pursuant to this Agreement are initially subject to the Repurchase Option (as defined below) and are therefore "Unvested Shares". Shares which become free of the Repurchase Option are referred to as "Vested Shares". On the first day of the first calendar month following Employee's first six full calendar months of employment with the Company, a number of Shares equal to 2% of the Shares shall become Vested Shares and on the first day of each month thereafter a number of Unvested Shares equal to 2% of the Shares shall become Vested Shares. In addition, any Unvested Shares for which the Repurchase Option has become exercisable but has not been exercised within the requisite time period shall become Vested Shares after the lapse of the Repurchase Option. The Board of Directors shall have the right at its sole discretion to accelerate vesting of the Shares. Without limiting the generality of the foregoing sentence, all Unvested Shares shall become Vested Shares on the consummation of the acquisition of the Company through a merger, sale of all or substantially all the Company's assets, or sale of all or substantially all the Company's outstanding capital stock.

               If Employee's employment with the Company terminates for any reason (including without limitation Employee's death, incapacity, resignation or termination by the Company with or without cause), then the Company shall have the option (the "Repurchase Option"), exercisable at any time within 90 days following termination of Employee's employment with the Company, to purchase from Employee or the legal representative of the deceased Employee all or any portion of Employee's Unvested Shares at the price per share paid by Employee under Section 1 hereof. To exercise its Repurchase Option, the Company shall give written notice to Employee or such legal representative of its exercise and shall pay the purchase price for the Unvested Shares within 30 days after giving such notice.

               Employee or such legal representative shall deliver the certificate(s) representing any Shares to be sold to the Company under this
Section 3.2, duly endorsed in blank or accompanied by duly executed stock powers, against receipt of the purchase price for such Shares, on the date and at the time selected by the Company, at the principal office of the Company.

               3.3 NONTERMINABLE REPURCHASE OPTION. At any time after the date of this Agreement, whether the Employee is at the time employed by the Company or not, and whether all the Shares have become Vested Shares or not, the Company will have the option (the "Nonterminable Repurchase Option") to purchase all or any portion of the Shares (including both Unvested Shares and Vested Shares), for a purchase price of $0.0215 per share, in the event that the Employee is in material breach of any provision of the Employment and Trade Secrets Agreement between the Company and the Employee. The Company, in its sole discretion, shall determine whether the Employee is in material breach of the Employment and Trade Secrets Agreement, and the Company's decision shall be final and binding on the Employee for the purposes of this
Section 3.3. To exercise its Nonterminable Repurchase Option, the Company shall give written notice to the Employee and shall pay the purchase price for the number of Shares being purchased within 120 days after giving such notice. Employee shall deliver the certificates representing any Shares to be sold to the Company under this
Section 3.3, if such certificates are then in the Employee's possession, duly endorsed in blank or accompanied by duly executed stock powers, against receipt of the purchase price for such Shares, on the date and at the time selected by the Company. The Nonterminable Repurchase Option shall expire upon the consummation of a sale of all or substantially all the assets of the Company, or the sale or transfer of more than 49% of the voting stock of the Company to individuals or entities not, at the time of the transfer, existing shareholders of the Company.

               3.4 PERMITTED TRANSFERS. A transfer of Vested Shares or Unvested Shares may be made by Employee INTER VIVOS or by will or according to the laws of descent and distribution, to Employee's spouse or issue, or to a trust for Employee's or their benefit, provided that the Shares shall be and remain subject to all of the provisions and restrictions of this Agreement, including without limitation Sections 3.2 and 3.3, and all references herein to Employee shall include such transferee(s). As a condition to the transfer of the Shares on the Company's books, such transferee shall execute and deliver to the Company a writing, in form and substance satisfactory to the Company, obligating himself/herself to comply with this Agreement.

               3.5 MARKET STAND-OFF. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company's initial public offering, Employee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of the Company or its underwriters, provided that the officers and directors of the Company are also subject to similar arrangements. Such limitation shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters, provided that in no event shall such period exceed 180 days. The limitation of this Section 3.5 shall remain in effect for the two-year period immediately following the effective date of the Company's initial public offering and shall thereafter terminate and cease to have any force or effect. In order to enforce the limitations of this Section 3.5, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

               3.6 SALES SUBJECT TO RIGHT OF FIRST REFUSAL. In the event Employee at any time or from time to time desires to sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of the Vested Shares or any interest therein, Employee may do so, provided that Employee first has offered such Shares or interest therein to the Company as follows:

                    (a) Employee shall deliver to the Secretary of the Company a written notice (the "Sales Notice") specifying the name and address of the proposed purchaser, the number of the Shares to be sold and the terms and conditions of the proposed sale. The Company shall have the right to purchase, at the price and on the terms and conditions set forth in the Sales Notice, all, but not less than all, of the Shares specified in the Sales Notice, by giving written notice thereof and the number of Shares as to which such right is exercised to Employee within 45 days after the delivery of the Sales Notice.

                    (b) In the event all of the Shares specified in the Sales Notice are not purchased by the Company under this Section 3.6, such Shares may be sold to the person named in the Sales Notice for any consideration not less in value than that specified in said notice and at any time within 90 days of the delivery of the Sales Notice. Such Shares shall be and remain subject to all of the provisions and restrictions of this Agreement, and all references herein to Employee shall include such person. As a condition to the transfer of such Shares on the Company's books, such person shall execute and deliver to the Company a writing obligating himself/herself to comply with this Agreement. In the event the Shares are not so transferred within such 90-day period, the prior rights of the Company again shall become operative in accordance with the terms hereof.

                    (c) Any purchase and sale under this Section 3.6 shall occur on the date and at the time selected by the Company, within 75 days after the delivery to the Company of the Sales Notice, at the principal office of the Company. At such time, Employee shall deliver to the Company certificates representing the Shares to be purchased and sold, duly endorsed in blank or accompanied by duly executed stock powers, and in proper form and order for transfer, against receipt of the purchase price, payable by the Company's check.

                    (d)  The right of first refusal provided for in this
Section 3.6 shall lapse and cease to have effect on the closing of a bona-fide, firm-commitment underwritten public offering of the Company's Common Stock pursuant to a registration statement declared effective under the Securities Act of 1933 resulting in aggregate proceeds to the Company of at least $10,000,000 at a public offering price of more than $5.00 per share, adjusted to reflect any stock dividend, stock split or other recapitalization of the Company effected after the date of this Agreement. The right of first refusal shall also lapse and cease to have effect on the closing of a merger of the Company with another entity that is publicly traded on NASDAQ or a national securities exchange, where the Company is not the surviving entity.

               3.7 RESTRICTIVE LEGEND. Each certificate representing Shares shall bear the following restrictive legend:

               The securities represented by this certificate are subject to restrictions on transfer and to repurchase by the corporation pursuant to the provisions of a Restricted Stock Purchase Agreement between the corporation and the registered holder of the securities. Among other things, such Agreement grants certain repurchase rights to the corporation in the event the registered holder terminates his/her employment with the corporation. A copy of such agreement is on file at the principal office of the corporation.

          4.   MISCELLANEOUS

               4.1 WITHHOLDING. Employee acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to Employee any sums that federal, state or local tax law require by law to be withheld with respect to the issuance or vesting of Restricted Stock, or as otherwise may be required by such laws.

               4.2  SECTION 83(b) ELECTION.  Employee understands that under
Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the difference between the purchase price paid for the Shares and their fair market value on the date any forfeiture restrictions applicable to such Shares lapse will be reportable as ordinary income at that time. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Shares pursuant to the Repurchase Option provided in
Section 3.2. Employee understands that Employee may elect to be taxed at the time the Shares are acquired hereunder, rather than when and as such Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days after purchase of the Shares. Even if the fair market value of the Shares at the date of purchase equals the purchase price paid (and thus no tax is payable), the election must be made to avoid potential adverse tax consequences in the future. Employee understands that failure to make this filing within the 30 day period will result in the recognition of ordinary income by Employee as the forfeiture restrictions lapse. EMPLOYEE ACKNOWLEDGES THAT IT IS EMPLOYEE'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF EMPLOYEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON EMPLOYEE'S BEHALF.

               4.3 DEPOSIT OF CERTIFICATES. Employee hereby acknowledges receipt and delivery of the certificate(s) evidencing the Shares and acknowledges that Employee has purchased the Shares and is the owner thereof. Pursuant to Sections 8313 and 8314 of the California Commercial Code, Employee hereby designates the Company as the entity to acquire and retain possession of such certificate(s) on Employee's behalf.

The Company will retain such certificate(s) on behalf of Employee for so long as the Shares evidenced thereby are subject to this Agreement. In the event of a transfer pursuant to the terms of this Agreement, the Shares so transferred shall be and remain subject to this Section 4.3, and all references herein to Employee shall include such transferee.

               Simultaneously with the execution and delivery of this Agreement, Employee has executed and delivered to the Company stock power(s) executed in blank for the Shares, and hereby authorizes the Secretary of the Company, pursuant to Section 8206 of the California Commercial Code, to complete such stock power(s) for the purpose of effecting any transfer consistent with the terms and conditions of this Agreement.

               4.4 AUTOMATIC CANCELLATION. If the Company shall tender, at the time and place and in the amount provided in this Agreement, the purchase price for the Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time Employee shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such purchase price in accordance with the applicable provisions hereof or thereof), and the Company (or its assigns) shall be deemed the owner and holder of such Shares, whether or not the certificates therefor have been delivered as required by this Agreement.

               4.5 FURTHER ACTION. Employee hereby agrees to take whatever additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Employee or the Shares pursuant to this Agreement.

               4.6 RECLASSIFICATION, REORGANIZATION, MERGER, ETC. In the event of a reclassification of the Shares, or a reorganization, recapitalization, stock-split, stock dividend, combination of shares, merger, consolidation or any change in the capital structure of the Company, all securities obtained as a result thereof by Employee in addition to, in exchange for or with respect to the Shares also shall be subject to this Agreement (and shall be considered "Shares" for purposes of this Agreement), and the purchase price therefor under the Repurchase Option in Section 3.2 and the Nonterminable Repurchase Option in Section 3.3 shall be adjusted as appropriate. Employee shall cause any certificate(s) representing such securities, if not otherwise in the possession of the Company, to be deposited with the Company pursuant to Section 4.3.

               4.7 NOTICES. Any notice or communication required or permitted by this Agreement shall be deemed sufficiently given if in writing and when delivered personally or 72 hours after deposit with the United States Postal Service, registered or certified mail, postage prepaid, and addressed as follows:

               If to the Company:

               Transcendent Design Technology, Inc.
               1385 Del Norte Road
               Camarillo, California 93010

               If to Employee:

               ------------------------------

               ------------------------------

               ------------------------------

or to such other address as a party to whom notice is to be given has furnished to the other party in the manner provided above.

               4.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single agreement.

               4.9 AMENDMENT AND WAIVER. This Agreement may be amended, modified or supplemented only by a writing executed by each of the parties. Any party may in writing waive any provision of this Agreement to the extent such provision is for the benefit of the waiving party. The failure of the Company (or its assigns) in any instance to exercise the options granted under Sections 3.2, 3.3 or 3.6 shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Employee. No waiver by any party of a breach of any provision of this Agreement shall be construed as a waiver of any subsequent or different breach, and no forbearance by a party to seek a remedy for noncompliance or breach by another party shall be construed as a waiver of any right or remedy with respect to such noncompliance or breach.

               4.10 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

               4.11 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and representations and discussions, whether verbal or written, of the parties pertaining to that subject matter and the acquisition of stock of the Company. There are no provisions, terms, conditions or obligations of the parties pertaining to that subject matter other than as contained in this Agreement.

               4.12 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Employee and Employee's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement or shall have agreed in writing to be bound by the terms and conditions hereof.

               4.13 GOVERNING LAW. The validity, construction and performance of this Agreement shall be governed by the laws, without regard to the laws as to choice or conflict of laws, of the State of California.

               4.14 ASSIGNMENT. The Company may assign its Repurchase Option and/or its Nonterminable Repurchase Option to any person or entity selected by the Company's Board of Directors, including (without limitation) one or more shareholders of the Company. If the assignee of the Repurchase Option is other than a parent or subsidiary corporation of the Company, then such assignee must make a cash payment to the Company, upon the assignment of the Repurchase Option, in an amount equal to the excess (if any) of the fair market value of the Unvested Shares at the time subject to the Repurchase Option and the aggregate purchase price payable for such Unvested Shares.

               4.15 NO RIGHT TO CONTINUED EMPLOYMENT. THIS AGREEMENT AND THE PURCHASE OF THE SHARES SHALL NOT CONFER UPON EMPLOYEE ANY RIGHT WITH RESPECT TO CONTINUANCE OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE RIGHT OF THE COMPANY TO TERMINATE EMPLOYEE'S EMPLOYMENT AT ANY TIME FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

               4.16 SHAREHOLDER RIGHTS. Except as provided in Sections 3 and 4.4, Employee shall have all the rights of a shareholder with respect to the Shares, whether or not Employee's interest in the Shares is at the time vested. Accordingly, Employee shall have the right to vote the Shares and to receive any cash dividends or other distributions paid or made with respect to the Shares.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                         TRANSCENDENT DESIGN TECHNOLOGY, INC.

                         By
                           ----------------------------------

                         EMPLOYEE

                         ------------------------------------

                                  CONSENT OF SPOUSE



     The undersigned has read the Restricted Stock Purchase Agreement dated ___________, 1998, between Transcendent Design Technology, Inc., a Delaware corporation (the "Company"), and ____________________, and is aware of, understands, consents and agrees to its terms and conditions, including his/her spouse's obligation to transfer, assign and deliver to the Company all of the shares of stock of the Company standing in the name of such spouse, including the community property or other interest of the undersigned therein, if any. The execution and delivery of this Consent, however, shall not be deemed to evidence or imply the existence of any such community property or other interest where none would otherwise exist.



                           ----------------------------------

                         RESTRICTED STOCK PURCHASE AGREEMENT


          This RESTRICTED STOCK PURCHASE AGREEMENT is made and entered into this ____ day of _________, 1998, by and between Transcendent Design Technology, Inc., a Delaware corporation (the "Company"), and
__________________, an employee of the Company ("Employee").

                                       RECITALS

          A. The Company desires to sell and issue to Employee, and Employee desires to purchase and acquire from the Company, shares of the Company's Non-Voting Common Stock (the "Non-Voting Common Stock").

          B. The Company further desires to provide for certain restrictions on transfer and for the purchase by the Company of the Non-Voting Common Stock owned by Employee in certain circumstances.

                                      AGREEMENT

          Accordingly, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

          1.   SHARE PURCHASE

          The Company hereby sells to Employee, and Employee hereby purchases from the Company, _________ shares of the Company's Non-Voting Common Stock (the "Shares") at a purchase price of $________ per share. The Company acknowledges receipt of the purchase price by check made payable to the order of the Company, and agrees to issue certificates in the name of Employee for the Shares purchased.

          2.   SECURITIES LAW COMPLIANCE

          In connection with the purchase of the Shares, Employee covenants, represents and acknowledges the following:

               (a) Employee is aware of the Company's business and financial condition and has acquired and has been afforded access to sufficient information about the Company and its prospects to reach an informed and knowledgeable decision to acquire the Shares and to evaluate the merits and risks of an investment in the Shares.

               (b) Employee is purchasing the Shares for investment for Employee's own account and not with a view to or for sale in connection with any distribution thereof. Employee understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), by reason of Rule 701 under the 1933 Act for stock issuances under compensatory benefit plans, and have not been qualified under the California Corporate Securities Law of 1968 by reason of Section 25102(f) of the California Corporations Code. Employee acknowledges receipt of a copy of the Company's Restricted Stock Plan, pursuant to which the Shares have been issued by the Company.

               (c) Employee has had sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to that purchase. Employee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding the Shares for an indefinite period.

               (d) Employee understands that the Shares must be held indefinitely unless they are subsequently registered under the 1933 Act or an exemption from such registration is available. Moreover, Employee understands that certificate(s) evidencing the Shares will be imprinted with a legend, which prohibits the transfer of the Shares unless they are registered or such transfer is exempt from registration.

               (e) Employee understands that the Shares constitute "restricted securities" within the meaning of Rule 144 under the 1933 Act, and that after satisfaction of the requisite holding period, and assuming a market for the Shares then exists, any sale of the Shares which might be made by Employee in reliance upon Rule 144 may be made only in limited amounts in accordance with the terms and conditions of that Rule and that Employee may not be able to sell the Shares at the time or in the amount he so desires.

               (f) Employee hereby agrees that Employee shall make no disposition of the Shares unless and until Employee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition does not require registration of the Shares under the 1933 Act, or that all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

          3.   VESTING AND TRANSFER RESTRICTIONS

               3.1 GENERAL RESTRICTION. Employee shall not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of the Shares, or any right or interest therein, without the prior written consent of the Company or except as otherwise provided in this Agreement.

               3.2 REPURCHASE OPTION. All of the Shares purchased by Employee pursuant to this Agreement are initially subject to the Repurchase Option (as defined below) and are therefore "Unvested Shares". Shares which become free of the Repurchase Option are referred to as "Vested Shares". On the first day of the first calendar month following Employee's first six full calendar months of employment with the Company, a number of Shares equal to 2% of the Shares shall become Vested Shares and on the first day of each month thereafter a number of Unvested Shares equal to 2% of the Shares shall become Vested Shares. In addition, any Unvested Shares for which the Repurchase Option has become exercisable but has not been exercised within the requisite time period shall become Vested Shares after the lapse of the Repurchase Option. The Board of Directors shall have the right at its sole discretion to accelerate vesting of the Shares.

               If Employee's employment with the Company terminates for any reason (including without limitation Employee's death, incapacity, resignation or termination by the Company with or without cause), then the Company shall have the option (the "Repurchase Option"), exercisable at any time within 90 days following termination of Employee's employment with the Company, to purchase from Employee or the legal representative of the deceased Employee all or any portion of Employee's Unvested Shares at the price per share paid by Employee under Section 1 hereof. To exercise its Repurchase Option, the Company shall give written notice to Employee or such legal representative of its exercise and shall pay the purchase price for the Unvested Shares within 30 days after giving such notice.

               Employee or such legal representative shall deliver the certificate(s) representing any Shares to be sold to the Company under this
Section 3.2, duly endorsed in blank or accompanied by duly executed stock powers, against receipt of the purchase price for such Shares, on the date and at the time selected by the Company, at the principal office of the Company.

               3.3 NONTERMINABLE REPURCHASE OPTION. At any time after the date of this Agreement, whether the Employee is at the time employed by the Company or not, and whether all the Shares have become Vested Shares or not, the Company will have the option (the "Nonterminable Repurchase Option") to purchase all or any portion of the Shares (including both Unvested Shares and Vested Shares), for a purchase price of $0.0215 per share, in the event the Employee is in material breach of any provision of the Employment and Trade Secrets Agreement between the Company and the Employee. The Company, in its sole discretion, shall determine whether the Employee is in material breach of the Employment and Trade Secrets Agreement, and the Company's decision shall be final and binding on the Employee for the purposes of this Section
3.3. To exercise its Nonterminable Repurchase Option, the Company shall give written notice to the Employee and shall pay the purchase price for the number of Shares being purchased within 120 days after giving such notice. Employee shall deliver the certificates representing any Shares to be sold to the Company under this Section 3.3, if such certificates are then in the Employee's possession, duly endorsed in blank or accompanied by duly executed stock powers, against receipt of the purchase price for such Shares, on the date and at the time selected by the Company. The Nonterminable Repurchase Option shall expire upon the consummation of a sale of all or substantially all the assets of the Company, or the sale or transfer of more than 49% of the voting stock of the Company to individuals or entities not, at the time of the transfer, existing shareholders of the Company.

               3.4 PERMITTED TRANSFERS. A transfer of Vested Shares or Unvested Shares may be made by Employee INTER VIVOS or by will or according to the laws of descent and distribution, to Employee's spouse or issue, or to a trust for Employee's or their benefit, provided that the Shares shall be and remain subject to all of the provisions and restrictions of this Agreement, including without limitation Sections 3.2 and 3.3, and all references herein to Employee shall include such transferee(s). As a condition to the transfer of the Shares on the Company's books, such transferee shall execute and deliver to the Company a writing, in form and substance satisfactory to the Company, obligating himself/herself to comply with this Agreement.

               3.5 MARKET STAND-OFF. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company's initial public offering, Employee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of the Company or its underwriters, provided that the officers and directors of the Company are also subject to similar arrangements. Such limitation shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters, provided that in no event shall such period exceed 180 days. The limitation of this Section 3.5 shall remain in effect for the two-year period immediately following the effective date of the Company's initial public offering and shall thereafter terminate and cease to have any force or effect. In order to enforce the limitations of this Section 3.5, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

               3.6 SALES SUBJECT TO RIGHT OF FIRST REFUSAL. In the event Employee at any time or from time to time desires to sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of the Vested Shares or any interest therein, Employee may do so, provided that Employee first has offered such Shares or interest therein to the Company as follows:

                    (a)  Employee shall deliver to the Secretary of the

Company a written notice (the "Sales Notice") specifying the name and address of the proposed purchaser, the number of the Shares to be sold and the terms and conditions of the proposed sale. The Company shall have the right to purchase, at the price and on the terms and conditions set forth in the Sales Notice, all, but not less than all, of the Shares specified in the Sales Notice, by giving written notice thereof and the number of Shares as to which such right is exercised to Employee within 45 days after the delivery of the Sales Notice.

                    (b) In the event all of the Shares specified in the Sales Notice are not purchased by the Company under this Section 3.6, such Shares may be sold to the person named in the Sales Notice for any consideration not less in value than that specified in said notice and at any time within 90 days of the delivery of the Sales Notice. Such Shares shall be and remain subject to all of the provisions and restrictions of this Agreement, and all references herein to Employee shall include such person. As a condition to the transfer of such Shares on the Company's books, such person shall execute and deliver to the Company a writing obligating himself/herself to comply with this Agreement. In the event the Shares are not so transferred within such 90-day period, the prior rights of the Company again shall become operative in accordance with the terms hereof.

                    (c) Any purchase and sale under this Section 3.6 shall occur on the date and at the time selected by the Company, within 75 days after the delivery to the Company of the Sales Notice, at the principal office of the Company. At such time, Employee shall deliver to the Company certificates representing the Shares to be purchased and sold, duly endorsed in blank or accompanied by duly executed stock powers, and in proper form and order for transfer, against receipt of the purchase price, payable by the Company's check.

                    (d)  The right of first refusal provided for in this
Section 3.6 shall lapse and cease to have effect on the closing of a bona-fide, firm-commitment underwritten public offering of the Company's Common Stock pursuant to a registration statement declared effective under the Securities Act of 1933 resulting in aggregate proceeds to the Company of at least $10,000,000 at a public offering price of more than $5.00 per share, adjusted to reflect any stock dividend, stock split or other recapitalization of the Company effected after the date of this Agreement. The right of first refusal shall also lapse and cease to have effect on the closing of a merger of the Company with another entity that is publicly traded on NASDAQ or a national securities exchange, where the Company is not the surviving entity.

               3.7 RESTRICTIVE LEGEND. Each certificate representing Shares shall bear the following restrictive legend:

               The securities represented by this certificate are subject to restrictions on transfer and to repurchase by the corporation pursuant to the provisions of a Restricted Stock Purchase Agreement between the corporation and the registered holder of the securities. Among other things, such Agreement grants certain repurchase rights to the corporation in the event the registered holder terminates his/her employment with the corporation. A copy of such agreement is on file at the principal office of the corporation.

          4.   MISCELLANEOUS

               4.1 WITHHOLDING. Employee acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to Employee any sums that federal, state or local tax law require by law to be withheld with respect to the issuance or vesting of Restricted Stock, or as otherwise may be required by such laws.

               4.2  SECTION 83(b) ELECTION.  Employee understands that under
Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the difference between the purchase price paid for the Shares and their fair market value on the date any forfeiture restrictions applicable to such Shares lapse will be reportable as ordinary income at that time. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Shares pursuant to the Repurchase Option provided in
Section 3.2. Employee understands that Employee may elect to be taxed at the time the Shares are acquired hereunder, rather than when and as such Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days after purchase of the Shares. Even if the fair market value of the Shares at the date of purchase equals the purchase price paid (and thus no tax is payable), the election must be made to avoid potential adverse tax consequences in the future. Employee understands that failure to make this filing within the 30 day period will result in the recognition of ordinary income by Employee as the forfeiture restrictions lapse. EMPLOYEE ACKNOWLEDGES THAT IT IS EMPLOYEE'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF EMPLOYEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON EMPLOYEE'S BEHALF.

               4.3 DEPOSIT OF CERTIFICATES. Employee hereby acknowledges receipt and delivery of the certificate(s) evidencing the Shares and acknowledges that Employee has purchased the Shares and is the owner thereof. Pursuant to Sections 8313 and 8314 of the California Commercial Code, Employee hereby designates the Company as the entity to acquire and retain possession of such certificate(s) on Employee's behalf. The Company will retain such certificate(s) on behalf of Employee for so long as the Shares evidenced thereby are subject to this Agreement. In the event of a transfer pursuant to the terms of this Agreement, the Shares so transferred shall be and remain subject to this Section 4.3, and all references herein to Employee shall include such transferee.

               Simultaneously with the execution and delivery of this Agreement, Employee has executed and delivered to the Company stock power(s) executed in blank for the Shares, and hereby authorizes the Secretary of the Company, pursuant to Section 8206 of the California Commercial Code, to complete such stock power(s) for the purpose of effecting any transfer consistent with the terms and conditions of this Agreement.

               4.4 AUTOMATIC CANCELLATION. If the Company shall tender, at the time and place and in the amount provided in this Agreement, the purchase price for the Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time Employee shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such purchase price in accordance with the applicable provisions hereof or thereof), and the Company (or its assigns) shall be deemed the owner and holder of such Shares, whether or not the certificates therefor have been delivered as required by this Agreement.

               4.5 FURTHER ACTION. Employee hereby agrees to take whatever additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Employee or the Shares pursuant to this Agreement.

               4.6 RECLASSIFICATION, REORGANIZATION, MERGER, ETC. In the event of a reclassification of the Shares, or a reorganization, recapitalization, stock-split, stock dividend, combination of shares, merger, consolidation or any change in the capital structure of the Company, all securities obtained as a result thereof by Employee in addition to, in exchange for or with respect to the Shares also shall be subject to this Agreement (and shall be considered "Shares" for purposes of this Agreement), and the purchase price therefor under the Repurchase Option in Sections 3.2 and the Nonterminable Repurchase Option in Section 3.3 shall be adjusted as appropriate. Employee shall cause any certificate(s) representing such securities, if not otherwise in the possession of the Company, to be deposited with the Company pursuant to Section 4.3.

               4.7 NOTICES. Any notice or communication required or permitted by this Agreement shall be deemed sufficiently given if in writing and when delivered personally or 72 hours after deposit with the United States Postal Service, registered or certified mail, postage prepaid, and addressed as follows:

               If to the Company:

               Transcendent Design Technology, Inc.
               1385 Del Norte Road
               Camarillo, California 93010

               If to Employee:

               ------------------------------

               ------------------------------

               ------------------------------

or to such other address as a party to whom notice is to be given has furnished to the other party in the manner provided above.

               4.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single agreement.

               4.9 AMENDMENT AND WAIVER. This Agreement may be amended, modified or supplemented only by a writing executed by each of the parties. Any party may in writing waive any provision of this Agreement to the extent such provision is for the benefit of the waiving party. The failure of the Company (or its assigns) in any instance to exercise the options granted under Sections 3.2, 3.3 or 3.6 shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Employee. No waiver by any party of a breach of any provision of this Agreement shall be construed as a waiver of any subsequent or different breach, and no forbearance by a party to seek a remedy for noncompliance or breach by another party shall be construed as a waiver of any right or remedy with respect to such noncompliance or breach.

               4.10 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

               4.11 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and representations and discussions, whether verbal or written, of the parties pertaining to that subject matter and the acquisition of stock of the Company. There are no provisions, terms, conditions or obligations of the parties pertaining to that subject matter other than as contained in this Agreement.

               4.12 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Employee and Employee's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement or shall have agreed in writing to be bound by the terms and conditions hereof.

               4.13 GOVERNING LAW. The validity, construction and performance of this Agreement shall be governed by the laws, without regard to the laws as to choice or conflict of laws, of the State of California.

               4.14 ASSIGNMENT. The Company may assign its Repurchase Option and/or its Nonterminable Repurchase Option to any person or entity selected by the Company's Board of Directors, including (without limitation) one or more shareholders of the Company. If the assignee of the Repurchase Option is other than a parent or subsidiary corporation of the Company, then such assignee must make a cash payment to the Company, upon the assignment of the Repurchase Option, in an amount equal to the excess (if any) of the fair market value of the Unvested Shares at the time subject to the Repurchase Option and the aggregate purchase price payable for such Unvested Shares.

               4.15 NO RIGHT TO CONTINUED EMPLOYMENT. THIS AGREEMENT AND THE PURCHASE OF THE SHARES SHALL NOT CONFER UPON EMPLOYEE ANY RIGHT WITH RESPECT TO CONTINUANCE OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE RIGHT OF THE COMPANY TO TERMINATE EMPLOYEE'S EMPLOYMENT AT ANY TIME FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

               4.16 SHAREHOLDER RIGHTS. Except as provided in Sections 3 and 4.4, Employee shall have all the rights of a shareholder with respect to the Shares, whether or not Employee's interest in the Shares is at the time vested. Accordingly, Employee shall have the right to vote the Shares and to receive any cash dividends or other distributions paid or made with respect to the Shares.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                         TRANSCENDENT DESIGN TECHNOLOGY, INC.


                         By
                            -----------------------------------


                         EMPLOYEE


                         --------------------------------------

                                CONSENT OF SPOUSE


     The undersigned has read the Restricted Stock Purchase Agreement dated ___________, 1998, between Transcendent Design Technology, Inc., a Delaware corporation (the "Company"), and ____________________, and is aware of, understands, consents and agrees to its terms and conditions, including his/her spouse's obligation to transfer, assign and deliver to the Company all of the shares of stock of the Company standing in the name of such spouse, including the community property or other interest of the undersigned therein, if any. The execution and delivery of this Consent, however, shall not be deemed to evidence or imply the existence of any such community property or other interest where none would otherwise exist.



                            -----------------------------------